# Successfully Executing Strategy to Drive Long-Term Value for All Shareholders

National Bankshares

National Bankshares Investor Presentation - 3rd Quarter 2023

# Forward-Looking Statements

This presentation of National Bankshares, Inc. (the "Company") contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statement are subject to significant risks and uncertainties and are based upon our management's views and assumptions as of the date of this presentation. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends," or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are based upon or are affected by factors that could cause our actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, effects of or changes in: interest rates; general and local economic conditions; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Consumer Financial Protection Bureau and the Federal Deposit Insurance Corporation, and the impact of any policies or programs implemented pursuant to financial reform legislation; unanticipated increases in the level of unemployment in the Company's market; the quality or composition of the loan and/or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in the Company's market; the real estate market in the Company's market; laws, regulations and policies impacting financial institutions; technological risks and developments, and cyber-threats, attacks or events; the Company's technology initiatives; geopolitical conditions, including acts or threats of terrorism and/or military conflicts, or actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts; the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events; the Company's ability to identify, attract, and retain experienced management, relationship managers, and support personnel, particularly in a competitive labor environment; performance by the Company's counterparties or vendors; applicable accounting principles, policies and guidelines; and the impact of the COVID-19 pandemic, including the adverse impact on our business and operations and on our customers. For details on other factors that could affect these forward-looking statements, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and in the Company's other periodic and current reports filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating the forward-looking statements contained in this presentation. We caution readers not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation.

# Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management uses these non-GAAP financial measures in its analysis of the Company's performance. These measures typically adjust GAAP performance measures to exclude the effects of the amortization of intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or transactions that are infrequent in nature. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

# Q3 2023 Highlights

| | EPS | ROAA | ROATCE | Efficiency Ratio |
|---|---|---|---|---|
| UNADJUSTED[(1)] | $0.52 | 0.77% | 10.1% | 68.0% |
| CORE[(1)] | $0.47 | 0.69% | 9.1% | 68.0% |

- ✓ Reported net income for the quarter of $3.07 million or $0.52 per common share and core net income of $2.76 million or $0.47 per common share[(1)]
- ✓ Experienced continued net interest margin compression as deposit rate increases outpaced the return on loans and other assets
- ✓ Maintained well-diversified deposit base with no brokered deposits and only 20% uninsured non-municipal deposits
- ✓ Maintained solid liquidity position with substantial borrowing capacity to meet foreseeable liquidity demands
- ✓ Began construction on new branch in Roanoke, VA that will support our already successful LPO and enhance our service in the Roanoke Valley
- ✓ Modified our policy to exempt from charge small overdrafts on deposit accounts

Source: Company filings; (1) Unadjusted figures prepared in accordance with GAAP. Core figures are non-GAAP measures and exclude non-recurring items. See appendix for non-GAAP reconciliations

# NKSH at a Glance

Founded: 1891 - The National Bank of Blacksburg ("NBB")

Headquarters: Blacksburg, VA

Ticker: NKSH (NASDAQ)

Branches / LPOs: 25 branches[1] / 3 LPOs


Branch
Loan production office ("LPO")
Roanoke branch under construction
Washington
Staunton
Charlottesville
VIRGINIA
Richmond
Roanoke
Lynchburg
Virginia Beach

| Financial Highlights (as of or for the quarter ended 9/30/2023) | |
|---|---|
| Assets | $1.6 billion |
| Gross Loans | $849 million |
| Deposits | $1.5 billion |
| Shareholders' Equity | $116 million |
| TCE / TA[2] | 7.0% |
| GAAP Net Income | $3.1 million |
| Core ROAA[2] | 0.77% |
| Core ROATCE[2] | 9.1% |
| Core Efficiency Ratio[2] | 68.0% |

| Valuation Highlights (as of 10/25/2023) | |
|---|---|
| Market Capitalization | $135 million |
| Price / Tangible Book Value[2] | 1.23x |
| Price / 2024E EPS[3] | 10.4x |
| Dividend Yield[4] | 6.4% |

Sources: S&P Capital IQ Pro, Company filings; (1) Includes branch under construction in Roanoke, VA; (2) Unadjusted figures prepared in accordance with GAAP. Core figures are non-GAAP measures and exclude non-recurring items. See appendix for non-GAAP reconciliations; (3) Based on mean of Wall Street research estimates for NKSH; (4) Based on 6/1/2023 semiannual dividend of $0.73 ($1.46 annualized)

# Delivering Exceptional Returns to Our Shareholders

## Total Shareholder Return: January 2000 to September 2023

| | NKSH | Selected Peers[1] |
|---|---|---|
| Since January 2000 | **496%** | 242% |
| GFC Peak to Trough[2] | **1%** | -47% |
| GFC Peak to Current[2] | **141%** | 74% |
| Pandemic Peak to Trough[3] | **-23%** | -36% |
| Pandemic Peak to Current[3] | **-26%** | -4% |
| 1-Year | **-20%** | -7% |



Financial Crisis
Covid-19 Pandemic
SVB Fallout
496%
242%
Jan-03-2000
Jan-03-2001
Jan-03-2002
Jan-03-2003
Jan-03-2004
Jan-03-2005
Jan-03-2006
Jan-03-2007
Jan-03-2008
Jan-03-2009
Jan-03-2010
Jan-03-2011
Jan-03-2012
Jan-03-2013
Jan-03-2014
Jan-03-2015
Jan-03-2016
Jan-03-2017
Jan-03-2018
Jan-03-2019
Jan-03-2020
Jan-03-2021
Jan-03-2022
Jan-03-2023
NKSH
Selected Peers

Source: S&P Capital IQ; (1) See appendix for peer group detail. Index is equal weighted based on market capitalization; (2) Financial Crisis peak to trough represents period from 10/09/2007 to 3/9/2009; (3) Covid-19 Pandemic peak to trough represents period from 2/20/2020 to 4/7/2020

# Consistently Growing Our Dividend



Common Dividends Declared Per Share: 2000 to 2023 YTD
$0.43
2000-2022 CAGR: 5.9%
$1.50
$1.73
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023 YTD

Source: S&P Capital IQ Pro; Note: 2023 YTD includes $1.00 special dividend paid in Q1 2023

# Peer-Leading Efficiency and Profitability

## Diluted Earnings Per Share



CAGR: 16.9%
$2.32
$2.65
$2.48
$3.28
$4.33
2018
2019
2020
2021
2022

## 2022 Efficiency Ratio



47.1%
59.3%
NKSH
Selected Peers(1)

## 2022 Pre-Provision Net Revenue / Average Assets



1.73%
1.51%
NKSH
Selected Peers(1)

Sources: S&P Capital IQ Pro, Company filings; Note: Efficiency ratio and pre-provision net revenue are calculated per S&P Capital IQ Pro definition to enable comparability; (1) See appendix for peer group detail

# Dominant Market Share in Our Core Markets

| County | Market Rank | Branches in Market | Deposits in Market ($M) | Deposit Market Share | % of Franchise |
|---|---|---|---|---|---|
| Montgomery | 3 | 7 | $683 | 23.4% | 45.8% |
| Tazewell | 1 | 7 | 255 | 19.7% | 17.1% |
| Pulaski | 1 | 3 | 198 | 39.4% | 13.2% |
| Giles | 1 | 3 | 157 | 61.5% | 10.5% |
| Wythe | 5 | 1 | 99 | 12.4% | 6.6% |
| Radford (City) | 4 | 1 | 45 | 12.2% | 3.0% |
| Galax (City) | 5 | 1 | 38 | 9.1% | 2.6% |
| Washington | 10 | 1 | 17 | 1.2% | 1.1% |
| **Total / Wtd. Avg.** | **2** | **24** | **$1,491** | **27.3%** | **100.0%** |

**Top 3 rank in counties representing >80% of deposits**

**Montgomery**

| Institution | Rank | Market Share |
|---|---|---|
| Atlantic Union | 1 | 25.1% |
| Wells Fargo | 2 | 24.4% |
| **National Bankshares** | **3** | **23.4%** |
| Truist | 4 | 7.5% |
| First Bancorp | 5 | 6.2% |

**Tazewell**

| Institution | Rank | Market Share |
|---|---|---|
| **National Bankshares** | **1** | **19.7%** |
| First Region | 2 | 18.9% |
| Truist | 3 | 17.1% |
| Wells Fargo | 4 | 14.1% |
| First Community | 5 | 9.8% |

**Pulaski**

| Institution | Rank | Market Share |
|---|---|---|
| **National Bankshares** | **1** | **39.4%** |
| Atlantic Union | 2 | 25.3% |
| Truist | 3 | 12.8% |
| First Community | 4 | 9.6% |
| Carter | 5 | 5.9% |

**Giles**

| Institution | Rank | Market Share |
|---|---|---|
| **National Bankshares** | **1** | **61.5%** |
| Truist | 2 | 34.5% |
| Peterstown | 3 | 4.0% |

Source: S&P Capital IQ Pro; Note: Information as of 6/30/2023

# Deposit Base Well Positioned for Higher Rates

- ✓ Retail- and small business-oriented deposit base
- ✓ Low deposit beta during last Fed tightening cycle
- ✓ Limited reliance on time deposits and wholesale funding
- ✓ Strong liquidity position - increasingly important during times of economic turmoil

**9/30/2023 Deposit Composition**



Non-interest bearing demand
Interest-bearing demand
Savings
Time
13%
21%
13%
54%

**NKSH Cost of Interest-Bearing Deposits vs Fed Funds[(1)]**



'15-'19 Tightening Peak (Q2'19)
'22-??? Tightening
5.27%
2.40%
2.07%
0.89%
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
NKSH Cost of IB Deposits
Fed Funds Rate

Sources: S&P Capital IQ Pro, Company filings; (1) https://fred.stlouisfed.org/series/FEDFUNDS

# Responsible Lending Drives Pristine Credit Quality

- ✓ Conservative underwriting standards
- ✓ No high-risk lending concentrations
- ✓ No lending to VC/PE industry
- ✓ Low LTVs and high DSCRs
- ✓ Limited exposure to Covid-impacted industries

**9/30/2023 Loan Composition**



Real estate construction
Consumer real estate
Commercial real estate
Commercial non real estate
Public sector and IDA
Consumer non real estate
8%
27%
50%
5%
6%
5%

Sources: S&P Capital IQ Pro, Company filings

**Net Charge-offs / Average Loans: 2008 to 2022**



NKSH
S&P U.S. BMI Banks
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

# Performance During Periods of Stress


TSR: Financial Crisis Peak to Trough(1)
1%
-47%
-80%
NKSH
Selected Peers(2)
S&P U.S. BMI Banks


TSR: Financial Crisis Peak to Current(1)
141%
74%
25%
NKSH
Selected Peers(2)
S&P U.S. BMI Banks


TSR: Covid-19 Pandemic Peak to Trough(3)
-23%
-36%
-38%
NKSH
Selected Peers(2)
S&P U.S. BMI Banks


TSR: Covid-19 Pandemic Peak to Current(3)
-26%
-4%
-10%
NKSH
Selected Peers(2)
S&P U.S. BMI Banks

Source: S&P Capital IQ; Note: Current market data through 9/30/2023; (1) Financial Crisis peak to trough represents period from 10/09/2007 to 3/9/2009; (2) See appendix for peer group detail. Index is equal weighted based on market capitalization; (3) Covid-19 Pandemic peak to trough represents period from 2/20/2020 to 4/7/2020

# Peer-Leading Capital Levels and Return

| NBB at 9/30/2023 | Actual Ratio | Well Capitalized |
|---|---|---|
| Total Capital | 18.79% | 10.00% |
| Tier 1 Capital | 17.83% | 8.00% |
| Common Equity Tier 1 | 17.83% | 6.50% |
| Tier 1 Leverage | 11.71% | 5.00% |

- ✓ NKSH and NBB possess robust regulatory capital levels
- ✓ We carefully consider all options for our excess capital in light of the operating environment
- ✓ We have prudently returned capital to shareholders via common dividends and share repurchases
- ✓ In February 2023, we paid a $1.00 special dividend(2)
- ✓ We expect to continue returning capital as market conditions permit



Dividend Payout Ratio %
52
52
56
44
35
2018
2019
2020
2021
2022
NKSH
Selected Peers(1)



Value of Share Repurchases / Net Income %
0
106
11
66
24
2018
2019
2020
2021
2022
NKSH
Selected Peers(1)

Sources: S&P Capital IQ Pro, Company filings; (1) See appendix for peer group detail. Chart presents median values;
(2) https://www.sec.gov/Archives/edgar/data/796534/000143774923000880/ex_463087.htm#:~:text=(NASDAQ%3A%20NKSH)%20the,as%20of%20January%2023%2C%202023

# Strong Financial Position Provides Optionality

## Organic Growth

- ✓ Contiguous and new markets offer more growth prospects than legacy markets
- ✓ Recently established loan production offices in Charlottesville and Staunton
- ✓ Began construction of new branch in Roanoke, VA in Q3 2023

## Mergers and Acquisitions

- ✓ Several attractive potential merger partners in and around our markets
- ✓ Will not overpay or dilute our franchise

## Capital Return

- ✓ Will continue to weigh capital return against organic growth and M&A
- ✓ Will not sacrifice position as a safe haven bank

## New Business Lines

- ✓ Will look at business lines that may be synergistic with our existing lines
- ✓ Will not pursue speculative new business initiatives

# Appendix

# Peer Group Detail

| NKSH Selected Peers[1] | |
|---|---|
| ACNB Corporation | First United Corporation |
| American National Bankshares Inc. | Limestone Bancorp |
| Ameriserv Financial, Inc. | Mid Penn Bancorp |
| C&F Financial Corporation | Old Point Financial Corporation |
| Capstar Financial Holdings, Inc. | Penns Woods Bancorp, Inc. |
| Codorus Valley Bancorp, Inc. | Peoples Bancorp of North Carolina, Inc. |
| First Community Bancshares, Inc. | Shore Bancshares, Inc. |

(1) Based on peers included in NKSH's 2022 proxy statement

# Non-GAAP Reconciliations – Q3 2023

| | |
|---|---|
| **Tangible common equity:** | |
| Total stockholders' equity (GAAP) | $116,113 |
| Less: Goodwill | (5,848) |
| Tangible common equity (non-GAAP) | 110,265 |
| **Tangible assets:** | |
| Total assets (GAAP) | $1,591,902 |
| Less: Goodwill | (5,848) |
| Tangible assets (non-GAAP) | 1,586,054 |
| **Tangible common equity / tangible assets (TCE/TA):** | |
| Tangible common equity (non-GAAP) | $110,265 |
| Tangible assets (non-GAAP) | 1,586,054 |
| Tangible common equity / tangible assets (non-GAAP) | 7.0% |
| **Tangible book value per share:** | |
| Tangible common equity (non-GAAP) | $110,265 |
| Common shares outstanding | 5,892 |
| Tangible book value per share (non-GAAP) | $18.72 |
| **Average tangible common equity:** | |
| Average stockholders' equity (GAAP) | $126,612 |
| Less: Average goodwill | (5,848) |
| Average tangible common equity (non-GAAP) | 120,764 |

| | |
|---|---|
| **Unadjusted efficiency ratio:** | |
| Noninterest income (GAAP) | $2,115 |
| Net interest income, FTE (Non-GAAP) | 8,869 |
| Total income for efficiency ratio (non-GAAP) | 10,984 |
| Total noninterest expense for efficiency ratio (GAAP) | 7,465 |
| Unadjusted efficiency ratio (non-GAAP) | 67.96% |
| **Core efficiency ratio:** | |
| Noninterest income (GAAP) | $2,115 |
| Net interest income, FTE (non-GAAP) | 8,869 |
| Total income for efficiency ratio (non-GAAP) | 10,984 |
| Total noninterest expense for efficiency ratio (GAAP) | 7,465 |
| Core efficiency ratio (non-GAAP) | 67.96% |
| **Core net income:** | |
| Net income (GAAP) | $3,074 |
| Less: Recovery of ACL on loans, net of taxes | (317) |
| Core net income (non-GAAP) | 2,757 |

Source: Company filings

# Non-GAAP Reconciliations – Q3 2023

| | |
|---|---|
| **Unadjusted ROATCE:** | |
| Net income (GAAP) | $3,074 |
| Average tangible common equity (non-GAAP) | 120,764 |
| Unadjusted ROATCE (non-GAAP) | 10.10% |
| **Core ROATCE:** | |
| Core net income (non-GAAP) | $2,757 |
| Average tangible common equity (non-GAAP) | 120,764 |
| Core ROATCE (non-GAAP) | 9.06% |
| **Unadjusted ROAA:** | |
| Net income (GAAP) | $3,074 |
| Average assets (GAAP) | 1,591,801 |
| Unadjusted ROAA (GAAP) | 0.77% |
| **Core ROAA:** | |
| Core net income (non-GAAP) | $2,757 |
| Average assets (GAAP) | 1,591,801 |
| Core ROAA (non-GAAP) | 0.69% |
| **Core earnings per share (EPS):** | |
| Core net income (non-GAAP) | $2,757 |
| Weighted average number of common shares outstanding | 5,892 |
| Core EPS (non-GAAP) | $0.47 |

Source: Company filings